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EXHIBIT 10.4






                                    AGREEMENT


THIS AGREEMENT MADE EFFECTIVE AS OF SEPTEMBER 4, 2003 (the "Effective Date").

BETWEEN:

                  Reach Technologies, Inc

                  Suite 103  - 1581H Hillside Ave
                  Victoria, B.C.
                  V8T 2C1
                  ("REACH")

AND:

                  BERT Logic, Inc.

                  Unit 130 - 2188 No. 5 Rd
                  Richmond, B.C.
                  V6X 2T1
                  ("BERT")

WHEREAS:
A. REACH (a British Columbia Corporation) is in the business producing Bit Error Rate Testers;

B. BERT (a Washington Corporation) is a corporation wishes to continue to market REACH'S Bit Error Rate Testers through a Licensing Agreement with REACH dated May 31, 2000 and subsequently amended May 11, 2001, October 15, 2001 and October 31, 2001;

C. REACH and BERT wish to amend the Licensing Agreement dated May 31,
2000 and subsequently amended May 11, 2001, October 15, 2001, October 31, 2001 and May 31, 2003 as it pertains to Exclusivity (the "Transaction"); D. REACH and BERT agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows: 1. Representations And Warranties

1.1 BERT represents and warrants to REACH that BERT has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon BERT enforceable against it in accordance with its terms and conditions.

1.2 REACH represents and warrants to BERT that REACH has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon REACH enforceable against it in accordance with its terms and conditions.

2.       License Amendment

2.1 The parties agree that, in exchange for the forgiveness of the remaining promissory note of $10,299 and all accrued interest (approximately but not limited to $2,400)owed by BERT to REACH and subject to the terms and conditions of this Agreement, BERT agrees to convert the licence to a worldwide non-exclusive licence

2.2 All other terms in the Licensing Agreement originally dated May 31, 2000 and subsequently amended shall remain.

3. General

3.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

3.2 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.

3.3 The parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent and meaning of this Agreement is carried out.

3.4 No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.

3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, email or by mail to the parties at:



           Reach Technologies, Inc.            BERT Systems, Inc.
           Suite 103  - 1581H Hillside Ave     Unit 130 - 2188 No. 5 Rd
           Victoria, B.C.                      Richmond, B.C.
           V8T 2C1                             V6X 2T1

           Attention:    Glenn Jones           Attention: Lance Rudelsheim


or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.

3.6 This Agreement shall be governed by the laws of Washington State applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of Washington State.

3.7      This Agreement may be signed by fax and in counterpart.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

SIGNED, SEALED AND DELIVERED BY               SIGNED, SEALED AND DELIVERED BY
REACH TECHNOLOGIES, INC.                      BERT LOGIC, INC.

per:                                          per:

/s/ Mike Frankenberger                        /s/ Lance Rudelsheim
Authorized Signatory                          Authorized Signatory


Name of Signatory: Mike Frankenberger        Name of Signatory: Lance Rudelsheim

Title of Signatory: Director                 Title of Signatory: Director




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